                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K
                                 ---------

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 1995



                      THE RYLAND GROUP, INC.
   ----------------------------------------------------------
   (Exact name of registrant as specified in its charter)

             Maryland              1-8029           52-0849948
- -------------------------------- -------------   -----------------
(State or other jurisdiction of    Commission    (I.R.S. Employer
    of incorporation)          File No.         Identification No.)

    11000 Broken Land Parkway,  Columbia, Maryland   21044
    ---------------------------------------------------------
    (Address of principal executive offices)       (Zip Code)

                           (410) 715-7000
    ---------------------------------------------------------
    (Registrant's telephone number, including area code)


                          Not applicable
       (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


On June 30, 1995, pursuant to an Asset Purchase Agreement dated as of April 10, 1995 by and among RMC Asset Management Company, Ryland Mortgage Company, Ryland Acceptance Corporation and The Ryland Group, Inc. (Ryland), and Norwest Bank Minnesota, National Association (Norwest) (the "Asset Purchase Agreement"), Ryland completed the sale of its mortgage securities administration business to Norwest for a purchase price of $47 million in cash, subject to certain post-closing adjustments. Ryland's mortgage securities administration business includes master servicing, securities administration, investor information services, and tax calculation and reporting.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

     a.  Financial statements of businesses acquired.
           Not applicable.

     b.  Pro Forma financial information.
           The pro forma financial information required by this Item 7(b) is filed with this Current Report on Form 8-K as shown on page 3 in the Index to Pro Forma Financial Information.

     c.  Exhibits
           The exhibit as required by this Item 7(c) is filed with this Current Report on Form 8-K shown in the Index to Exhibits on page 11.
2

Index to Pro Forma Financial Information
Item 7(b)


                                                         Page References
                                                         ---------------

The pro forma financial information under the following
captions is included herein:                                 Form 8-K

          Introductory Statement                                4

          Pro Forma Consolidated Statement of
          Earnings From Continuing Operations (Unaudited)
          for the Year ended December 31, 1994                  5

          Pro Forma Consolidated Statement of
          Earnings From Continuing Operations
         (Unaudited) for the Three Months ended
          March 31, 1995                                        6

          Pro Forma Consolidated Balance Sheet
          (Unaudited) as of March 31, 1995                      7-8

          Notes to Pro Forma Consolidated
          Financial Statements                                  9

                             Introductory Statement
                            -----------------------

On June 30, 1995, pursuant to an Asset Purchase Agreement dated as of April 10, 1995 by and among RMC Asset Management Company, Ryland Mortgage Company, Ryland Acceptance Corporation and The Ryland Group, Inc. (Ryland), and Norwest Bank Minnesota, National Association (Norwest) (the "Asset Purchase Agreement"), Ryland completed the sale of its mortgage securities administration business to Norwest for a purchase price of $47 million in cash, subject to certain post-closing adjustments. Ryland's mortgage securities administration business includes master servicing, securities administration, investor information services, and tax calculation and reporting. The following pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Company. The notes to the unaudited pro forma financial information are an integral part thereof.

Pro Forma Consolidated Statements of Earnings From Continuing Operations
- -------------------------------------------------------------------------
     The following unaudited pro forma consolidated statements of earnings are based on the consolidated statements of earnings of the The Ryland Group, Inc. (the "Company") and of the mortgage securities administration business for the year ended December 31, 1994, and for the three months ended March 31, 1995, as if the disposition had taken place on January 1, 1994, after giving effect to the pro forma adjustments described in Note 2. These pro forma statements are not necessarily indicative of the future results of operations or of the consolidated results of operations had the disposition taken place on January 1, 1994.

Pro Forma Consolidated Balance Sheet
- ------------------------------------
     The following unaudited pro forma consolidated balance sheet is based upon the consolidated balance sheets of the Company and the mortgage securities administration business as of March 31, 1995 after giving effect to the pro forma adjustments described in Note 3. This pro forma statement is not necessarily indicative of the financial position in the future or of the financial position had the disposition taken place on March 31, 1995.

PROFORMA CONSOLIDATED STATEMENT OF EARNINGS
FROM CONTINUING OPERATIONS
The Ryland Group, Inc. and subsidiaries
(amounts in thousands, except share data)(unaudited)

                                        TWELVE MONTHS    PRO FORMA
                                         ENDED       ADJUSTMENTS  PRO FORMA
                                          12/31/94      12/31/94    12/31/94
                                        -----------    ----------  ----------
REVENUES:
   Homebuilding:
      Residential revenues              $ 1,439,292               $1,439,292
      Other revenues                          3,920                    3,920
                                        -----------               ----------
   Total homebuilding revenues            1,443,212                1,443,212
   Financial services                       147,187    $ (23,824)    123,363
   Limited-purpose subsidiaries              52,293                   52,293
                                         -----------    ---------- ----------
   Total revenues                         1,642,692      (23,824)  1,618,868
                                         -----------    ---------- ----------
EXPENSES:
   Homebuilding:
      Cost of sales                       1,261,784                1,261,784
      Interest expense                       28,209       (1,189)     27,020
      Selling, general and
         administrative                     142,254                  142,254
                                        -----------    ----------- ---------
       Total homebuilding expenses        1,432,247       (1,189)  1,431,058

   Financial services:
      Interest expense                       26,694         (407)     26,287
      General and administrative             77,011      (11,180)     65,831
                                        -----------    ----------- ---------
       Total financial services
         expenses                           103,705      (11,587)     92,118

   Limited-purpose subsidiaries
        expenses                             52,197                   52,197

    Corporate expenses                       17,187                   17,187
                                         -----------    ----------- ---------
    Total expenses                        1,605,336      (12,776)  1,592,560

Equity in losses of
 unconsolidated joint ventures                    (37)                    (37)
                                          ------------   ----------- ---------
Earnings from continuing operations            37,319      (11,048)     26,271
before cumulative effect of accounting
change and before taxes

Tax expense                                   14,928       (4,419)     10,509
                                          -----------   ------------ ---------

Earnings from continuing operations        $  22,391   $   (6,629)  $  15,762
 before cumulative effect of accounting
 change

Earnings from continuing operations
per common share:
    Primary                               $     1.29                   $ 0.86
    Fully-diluted                         $     1.28                   $ 0.86

Average common shares outstanding:
    Primary                                15,561,046             15,561,046
    Fully-diluted                          16,675,803             15,561,046

See Notes to Pro Forma Consolidated Financial Statements.

PROFORMA CONSOLIDATED STATEMENT OF EARNINGS
FROM CONTINUING OPERATIONS
The Ryland Group, Inc. and subsidiaries
(amounts in thousands, except share data)(unaudited)

                                        THREE MONTHS  PRO FORMA
                                         ENDED       ADJUSTMENTS  PRO FORMA
                                         3/31/95      3/31/95      3/31/95
                                      -----------    ----------  ----------
REVENUES:
   Homebuilding:
      Residential revenues             $  311,792                 $ 311,792
      Other revenues                          517                       517
                                       -----------                ----------
   Total homebuilding revenues            312,309                   312,309
   Financial services                      29,094    $  (6,229)      22,865
   Limited-purpose subsidiaries            10,001                    10,001
                                       -----------   -----------  ---------
   Total revenues                         351,404       (6,229)     345,175
                                       -----------   -----------  ---------
EXPENSES:
   Homebuilding:
      Cost of sales                       275,925                   275,925
      Interest expense                      7,509         (370)       7,139
      Selling, general and
         administrative                    33,369                    33,369
                                       -----------   -----------  ---------
       Total homebuilding expenses        316,803         (370)     316,433

   Financial services:
      Interest expense                      5,540         (120)       5,420
      General and administrative           14,473       (2,164)      12,309
                                         -----------   ----------   ---------
       Total financial services expenses   20,013       (2,284)      17,729

   Limited-purpose subsidiaries
       expenses                             9,994                     9,994

    Corporate expenses                      3,680                     3,680
                                       -----------   ----------   ---------
    Total expenses                        350,490       (2,654)     347,836

Equity in earnings of
unconsolidated joint ventures                 207                       207
                                       -----------   ----------   ---------

Earnings/(loss) from
continuing operations before taxes          1,121       (3,575)      (2,454)

Tax expense/(benefit)                         448       (1,430)       ( 982)
                                       -----------   -----------   ---------

Net earnings/(loss) from
 continuing operations                $       673    $  (2,145)     $(1,472)

Net earnings/(loss) from continuing
 operations per common share:
    Primary                           $      0.01                   $ (0.13)
    Fully-diluted                     $      0.01                   $ (0.13)

Average common shares outstanding:
    Primary                            15,700,526                 15,497,575
    Fully-diluted                      15,700,987                 15,497,575

See Notes to Pro Forma Consolidated Financial Statements.

PRO FORMA CONSOLIDATED BALANCE SHEET
The Ryland Group, Inc. and subsidiaries
(amounts in thousands, except share data)
AS OF MARCH 31, 1995 (Unaudited)

                                                    PRO FORMA
                                  AS REPORTED       ADJUSTMENTS    PRO FORMA
                                  -----------      ------------   -----------
ASSETS

HOMEBUILDING:
   Cash and cash equivalents     $    34,609       $              $   34,609
   Homebuilding inventories:
   Homes under construction          391,384                         391,384
   Land under development and
      improved lots                  203,164                         203,164
   Land held for development
      or resale                        2,320                           2,320
                                 ------------                      ----------
      Total inventories              596,868                         596,868
   Investment in/advances to
      unconsolidated joint
      ventures                        11,219                           11,219
   Property, plant and equipment      25,443                           25,443
   Purchase price in excess
      of net assets acquired          22,349                           22,349
   Other assets                       57,953                           57,953
                                 ------------                    ------------
                                     748,441                          748,441
                                 ------------                     -----------
FINANCIAL SERVICES:
   Cash and cash equivalents             924                              924
   Mortgage loans held for
     sale, net                       180,845                          180,845
   Mortgage-backed securities,
     net                             118,281                          118,281
   Purchased servicing and
      administration rights,
      net                             11,419            (3,139)         8,280
   Other assets                       50,569            (4,405)        46,164
                                ------------      -------------    ----------
                                     362,038            (7,544) 3(b)  354,494
                                ------------      -------------    ----------
LIMITED-PURPOSE SUBSIDIARIES:
   Collateral for bonds
     payable, net                    441,252                          441,252
   Other assets                        5,115                            5,115
                                 ------------                      ----------
                                     446,367                          446,367
                                 ------------                       ---------
Net deferred taxes                    30,454            2,000          32,454
Other assets                          14,743                           14,743
                                ------------      ------------    ------------

    TOTAL ASSETS                 $ 1,602,043     $     (5,544)    $ 1,596,499
                                 ============    =============    ============

See Notes to Pro Forma Consolidated Financial Statements.
7

PRO FORMA CONSOLIDATED BALANCE SHEET
The Ryland Group, Inc. and subsidiaries
(amounts in thousands, except share data)
AS OF MARCH 31, 1995 (Unaudited)

                                                     PRO FORMA
                                  AS REPORTED       ADJUSTMENTS    PRO FORMA
                                  -----------      ------------   -----------
LIABILITIES

HOMEBUILDING:
   Accounts payable and
     other liabilities          $    72,349                        $    72,349
   Long-term debt                   456,143      $    (37,500) 3(a)    418,643
                                 ------------    -------------      ----------
                                    528,492           (37,500)         490,992
                                 ------------    -------------      ----------

FINANCIAL SERVICES:
   Accounts payable and
     other liabilities               30,457             1,956   3(c)    32,413
   Short-term notes payable         267,897            (9,500)  3(a)   258,397
                                 -----------      ------------    ------------
                                    298,354            (7,544)        290,810
                                 -----------      ------------    ------------

LIMITED-PURPOSE SUBSIDIARIES:
   Accounts payable and
     other liabilities             13,466                              13,466
   Bonds payable, net             429,835                             429,835
                                ------------                      ------------
                                  443,301                             443,301
                                ------------                      -----------

Other liabilities                  22,246              20,000   3(d)   42,246
                                ------------      ------------     -----------

    TOTAL LIABILITIES           1,292,393            (25,044)       1,267,349
                                ------------      ------------     -----------

STOCKHOLDERS'  EQUITY

   Convertible preferred stock,
      $1 par value:
     Authorized - 1,400,000 shares
     Issued - 1,047,903 shares        1,048                             1,048
   Common stock, $1 par value:
     Authorized - 78,600,000 shares
     Issued - 15,528,638 shares       15,529                           15,529
   Paid-in capital                   115,643                          115,643
   Retained earnings                 191,529           19,500         211,029
   Net unrealized gain on mortgage-
    backed securities                    816                              816
   Other                             (14,915)                         (14,915)
                                ------------     ------------      -----------
    TOTAL STOCKHOLDERS' EQUITY       309,650          19,500          329,150
                                 ------------    ------------      ----------
    TOTAL LIABILITIES
       AND STOCKHOLDERS' EQUITY   $ 1,602,043    $    (5,544)      $ 1,596,499
                                 ============    =============     ===========

See Notes to Pro Forma Consolidated Financial Statements.

8

THE RYLAND GROUP, INC. AND SUBSIDIARIES
Notes to Pro Forma Consolidated  Financial Statements
(amounts in thousands, unaudited)


1. On June 30, 1995, the Company completed the sale of its mortgage securities administration business for $47,000 in cash.

2. The pro forma consolidated statements of earnings for the year ended December 31, 1994 and three months ended March 31, 1995 have been adjusted to eliminate revenues and expenses of the mortgage securities administration business as if the sale had taken place on January 1, 1994. Additionally, a pro forma adjustment has been made for the elimination of interest expense incurred on bank borrowings that would have been repaid using proceeds from the sale. The pro forma data does not purport to be indicative of the results which would actually have been reported had the disposition occurred on the date assumed or which may be reported in the future. The pro forma consolidated statements of earnings have been prepared for continuing operations and therefore do not give effect to the cumulative effect of a change in accounting principle reported in 1994 of $2,076 (net of taxes of $1,384), or to the estimated one-time gain of $19,500 (net of a $13,000 provision for income taxes) resulting from the sale of the institutional financial services line of business.

3. The pro forma consolidated balance sheet reflects the effects of the sale of the mortgage securities administration business as if it had been consummated on March 31, 1995. Pro forma adjustments have been made to reflect:

a) The receipt of $47,000 in cash and the use of $37,500 of this cash to repay long-term debt of the homebuilding segment. The remaining cash of $9,500 is reflected as a reduction of financial services short-term notes payable.

b) A decrease in financial services assets of $7,544 representing the book value of the assets sold to Norwest.

c) An increase in financial services other liabilities of $1,956 representing transaction costs and accrued expenses directly related to the transaction less the book value of liabilities assumed by Norwest.

d) An increase in other liabilities of $20,000 representing current income taxes payable of $15,000, additional benefit plan costs of $2,900 and lease termination and other costs of $2,100 directly associated with the transaction.

4. For the pro forma twelve months ended December 31, 1994, the three months ended March 31, 1995, and the proforma three months ended March 31, 1995, no adjustments have been made to the fully-diluted earnings per common share computation for the conversion of preferred shares and the related incremental dividends, as the effect would be anti-dilutive. Additionally, for the pro forma three months ended March 31, 1995, average shares outstanding have not been increased by the common stock equivalents relating to the employee stock option and employee incentive plans, as the effect would be anti-dilutive.
9

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 17,1995                     By:   /s/ Michael D. Mangan
                                             ---------------------
                                               Michael D. Mangan,
                                           Executive Vice President
                                          and Chief Financial Officer
10



Index to Exhibits
Item 7(c)


   Exhibit Number                                                 Pages

      (2)     Asset Purchase Agreement                             12-33




11